MONTHLY CERTIFICATEHOLDERS STATEMENT (O)

                     CAPITOL HOME EQUITY LOAN TRUST 1990-1


        Under subsection 5.02(b) of the Pooling and Servicing Agreement dated as of December 1, 1990 by and between Chevy Chase Savings Bank, F.S.B., a federally chartered savings bank, as Seller and Servicer, and Chemical Bank, as Trustee (hereinafter as such agreement may have been, or may from time to time, be amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement"), Chevy Chase Savings Bank, F.S.B., as the Servicer, is required to prepare certain information each month regarding current distributions on each Class of Regular Certificates and the performance of the Capitol Home Loan Trust 1990-1 (the "Trust") during the related Collection Period. The information that is required to be prepared with respect to the distribution to Holders (the Certificateholders") of the Class A Certificates and the Class B Certificates on October 31, 1997 ("Distribution Date" ) and the performance of the Trust during the month of September, 1997 ("the Collection Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Class A Certificate or Class B Certificate, as the case may be. Capitalized terms used and not otherwise defined herein have the meanings assigned them in the Pooling and Servicing Agreement.


A.   Information Regarding the Current Monthly  Distribution to
     Class A Certificateholders (Per $1,000 Original Principal
     Amount of a Class A Certificate).

     1.   The total amount of the distribution allocable to
          principal of the Class  A
          Certificates.......................................$0.000000000

     2.   The amount of any Unpaid Class A Principal
          Shortfall included in the distribution set forth in
          the distribution set  forth in paragraph A.1 above
          ...................................................$0.00

     3.   The amount of any remaining Unpaid Class A
          Principal Shortfall after giving effect to the
          distribution set forth in paragraph A.1 above.....$0.00

     4.   The total amount of the distribution allocable to
          interest on the Class A Certificates..............$0.000000000

     5.   The amount of any Unpaid Class A Interest
          Shortfall Interest Shortfall included in the
          distribution set forth in set forth in paragraph A.4
          above.............................................$0.00

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     6.   The amount of any remaining Unpaid Class A
          Interest  Shortfall after giving effect to the
          distribution set forth in paragraph A.4
          above.............................................$0.00

     7.   The amount of any Class A Principal Shortfall
          for the Distribution Date.........................$0.00

     8.   The amount of any Class A Interest Shortfall for
          the Distribution Date.............................$0.00

B.   Information Regarding the Current Monthly  Distribution to
     Class B Certificateholders (Per $1,000 Original Principal
     Amount of a Class B Certificate).

     1.   The total amount of the distribution allocable to
          principal of the Class  B Certificates............$1.332422134

     2.   The amount of any Unpaid Class B Principal
          Shortfall included in the distribution set forth in
          paragraph B.1 above...............................$0.00

     3.   The amount of any remaining Unpaid Class B
          Principal Shortfall after giving effect to the
          distribution set forth in paragraph B.1
          above.............................................$0.00

     4.   The total amount of the distribution allocable to
          interest on the Class B Certificates..............$5.973958333

     5.   The amount of any Unpaid Class B Interest
          Shortfall included in the
          distribution set forth in paragraph B.4 above
          ..................................................$0.00

     6.   The amount of any remaining Unpaid Class B
          Interest Shortfall after giving effect to the
          distribution set forth in paragraph B.4
          above.............................................$0.00

     7.   The amount of any Draw Amount for the
          Distribution Date.................................$0.00

     8.   The Available Surety Bond Amount for the next
          succeeding Distribution Date......................$611.45

     9.   The amount of any Class B Principal Shortfall
          for the Distribution Date.........................$0.00

     10.  The amount of any Class B Interest Shortfall
          for the Distribution Date.........................$0.00
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C.   Class A Certificate Balance and Factor Information

     1.   The Class A Principal Balance after giving
          effect to the distribution set forth in paragraph A.1
          above.................$0.00

     2.   The Class A Principal Factor after giving effect
          to the distribution set forth in paragraph
          A1....................0.000000000%

D.   Class B Certificate Balance and Factor Information

     1.   The Class B Principal Balance after giving
          effect to the distribution set forth in paragraph B1
          .....................$36,021,685.37

     2.   The Class B Principal Factor after giving effect
          to the distribution set forth in paragraph
          B1...................42.878602941%

E.   Pool Balance Information

     1.   The Pool Balance for the next succeeding
          Distribution Date....$36,021,685.37

F.   Information Regarding the Performance of the Trust

     1.   As of the end of the Collection Period, with
          respect to delinquent Mortgage Loans:
          (i)  Mortgage Loans delinquent one Minimum
               Monthly  Payment
              (a) number........56
              (b) aggregate Trust
                  Balances......$1,595,660.58

          (ii) Mortgage Loans delinquent two or more Minimum Monthly Payments (60 or more days past due including REO and Foreclosures) (a)
               number.......52 (b) aggregate Trust
                   Balances.....$2,402,392.39
               (c) % of Total Trust Balances
                   .............6.6693%

     2.   The book value (within the meaning of
          12 C.F.R. 571.13 or any comparable provision)
          of any Mortgaged Properties acquired in
          Foreclosure Proceedings during the Collection
          Period.........................................$0.00

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     IN WITNESS WHEREOF,  the undersigned has caused this Certificate to be duly executed this 12th day of October, 1997.






                                             CHEVY CHASE BANK, F.S.B.
                                             as Servicer



                                             By:  Carol Thomas
                                                -----------------------------
                                                  Carol Thomas
                                                  Vice President